Exhibit 99.5
SECOND

AMENDED AND RESTATED

TRUSTCO BANK CORP NY

PERFORMANCE BONUS PLAN

January 1, 2008

SECOND AMENDED AND RESTATED
TRUSTCO BANK CORP NY
PERFORMANCE BONUS PLAN

TABLE OF CONTENTS

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SECOND AMENDED AND RESTATED
TRUSTCO BANK CORP NY
PERFORMANCE BONUS PLAN

WHEREAS, TrustCo Bank Corp NY (hereinafter referred to as the “Company”) maintains the TrustCo Bank Corp NY Performance Bonus Plan (hereinafter referred to as the “Plan”); and

WHEREAS, the Company desires to amend and restate the Plan in its entirety;

NOW, THEREFORE, the Company does hereby amend and restate the Plan in its entirety, effective as of January 1, 2008, to read as follows:

ARTICLE I

DEFINITIONS

Section 1.1             “Beneficiary” means the person or persons designated by a Participant in writing to receive any benefits under this Plan upon the Participant’s death.  If a Participant fails to designate a Beneficiary, if no such Beneficiary is living upon the death of such Participant, or if such designation is legally ineffective, then “Beneficiary” shall mean the trustee of the Participant’s revocable living trust, and if none the trustee of the Participant’s testamentary trust, and if none the personal representative of the Participant’s estate.

Section 1.2              “Cause” means conduct of a Participant that involves the commission of an act of fraud, embezzlement or theft constituting a felony against the Company as finally determined by a court of competent jurisdiction or an unequivocal admission by the Participant.

Section 1.3             “Change in Control” means a change in the ownership of the Company, a change in the effective control of the Company or Trustco Bank, or a change in the ownership of a substantial portion of the assets of the Company or Trustco Bank, as provided in Section 409A(a)(2)(A)(v) of the Internal Revenue Code, Treas. Reg. §1.409A-3(i)(5), and any guidance or regulations promulgated under Section 409A of the Code.  Subject to the foregoing, Treas. Reg. §1.409A-3(i)(5) provides the following:

(a)            a change in the ownership of the Company or Trustco Bank occurs on the date that any one person, or more than one person acting as a group (as defined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or Trustco Bank.  However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or Trustco Bank, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company or Trustco Bank (or to cause a change in the effective control of the Company or Trustco Bank (within the meaning of Treas. Reg. §1.409A-3(i)(5)(vi)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph. This paragraph applies only when there is a transfer of stock of the Company or Trustco Bank (or issuance of stock of the Company or Trustco Bank) and stock in the Company remains outstanding after the transaction (see paragraph (c) below for rules regarding the transfer of assets of the Company);

(b)            a change in the effective control occurs only on the date that either: (i)  any one person, or more than one person acting as a group (as determined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or Trustco Bank possessing thirty percent (30%) or more of the total voting power of the stock of the Company; or (ii) a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election; or

(c)            a change in the ownership of a substantial portion of the Company’s or Trustco Bank’s assets occurs on the date that any one person, or more than one person acting as a group (as determined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company or Trustco Bank that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Section 1.4              “Committee” means the Compensation Committee of the board of directors of the Company.

Section 1.5              “Company” has the meaning as set forth in the preamble hereto.

Section 1.6             “Participant” means a key employee of the Company or a subsidiary of the Company who is designated by the Committee as eligible to participate in the Plan.  An individual who has an Account in the Plan and whose employment with the Company terminates for reasons other than Cause within one year prior to a Change in Control will continue to be a Participant in the Plan.

Section 1.7              “Performance Bonus Unit Account” or “Account” means the account established on behalf of each Participant in the Plan in accordance with Section 4.1 herein.

Section 1.8              “Performance Bonus Unit” means a unit granted pursuant to Section 3.1 herein, the value of which is based upon the appreciation in value of the common stock of the Company.

Section 1.9              “Plan” has the meaning as set forth in the preamble hereto and includes the Plan as it may be amended from time to time.

Section 1.10            “Regulations” means Internal Revenue Service Regulations governing the application of Code Section 409A.

ARTICLE II

ADMINISTRATION

Section 2.1             The Plan shall be administered by the Committee.  Subject to the provisions of the Plan, the Committee shall have exclusive power to select the key employees to be granted Performance Bonus Units, to determine the number of Performance Bonus Units to be granted to each key employee selected and to determine the time or times when Performance Bonus Units will be granted; provided, however, that the individuals designated for participation will be from a select group of management or highly compensated employees.  The authority granted to the Committee by the preceding sentence will be exercised based upon recommendations received from the management of the Company.

The Committee shall have authority to interpret the Plan, to adopt and revise rules and regulations relating to the Plan, to determine the conditions subject to which any awards may be made or payable, and to make any other determinations which it believes necessary or advisable for the administration of the Plan.  Determinations by the Committee shall be made by a majority vote.  All determinations of the Committee must be made in the good faith exercise of the duties of the Committee members under the Plan and must have a sound, rational basis, which such determinations, and the basis therefor, must be recorded in writing and maintained by the Committee.

ARTICLE III

GRANTS

Section 3.1             Performance Bonus Units shall be granted to such key employees of the Company and its subsidiaries as the Committee shall determine.  The maximum number of Performance Bonus Units that may be awarded under the Plan shall not exceed an aggregate of 3,498,013 units.  (The original number of Performance Bonus Units available to be awarded was 1,000,000, which number has been adjusted to reflect adjustments pursuant to Section 8.1 hereof.) If any Performance Bonus Unit awarded under the Plan shall be forfeited or canceled, such Performance Bonus Unit may again be awarded under the Plan.  Performance Bonus Units shall be granted at such time or times and shall be subject to such terms and conditions, in addition to the terms and conditions set forth in the Plan, as the Committee shall determine.

ARTICLE IV

PERFORMANCE BONUS UNITS

Section 4.1             Performance Bonus Units granted to a Participant shall be credited to a Performance Bonus Unit Account established and maintained for such Participant.  The Account of a Participant shall be the record of Performance Bonus Units granted to him under the Plan, is solely for accounting purposes and shall not require a segregation of any Company assets.  Each Performance Bonus Unit shall be valued by the Committee, in the manner provided in Article VII, as of the date of grant thereof.  Each grant of Performance Bonus Units under the Plan to a Participant and the value of such Performance Bonus Units as of the date of grant shall be communicated by the Committee in writing to the Participant within 30 days after the date of grant.

ARTICLE V

VESTING OF PERFORMANCE BONUS UNITS

Section 5.1             Performance Bonus Units granted to a Participant shall become vested upon the earlier of (i) 15 days prior to the scheduled date of consummation of a Change in Control or (ii) if not announced, on the date of consummation of a Change in Control, or (iii) the Participant’s termination of employment with the Company for reasons other than Cause within one year prior to a Change in Control.

ARTICLE VI

PAYMENT OF PERFORMANCE BONUS UNITS

Section 6.1             Upon a Change in Control each vested Participant shall be entitled to receive from the Company an amount, with respect to each Performance Bonus Unit in the Participant’s Account, determined as follows:  (i) the value (as determined by the Committee pursuant to Article VII) of each vested Performance Bonus Unit in the Participant’s Account, as of the date of the Change in Control, (ii) reduced by the value (as determined pursuant to Article VII) of such Performance Bonus Unit as of the date of grant thereof to the Participant.

Section 6.2             Payment to a Participant of the amount set forth in Section 6.1 for Performance Bonus Units shall be made within ten days after the Change in Control.  Within 30 days after the Change in Control, the Committee shall review the amount of any payments made pursuant to Article VI and shall make any additional payments required if the amounts previously paid were less than the amounts provided for in Section 6.1.

Section 6.3             In the event the benefits paid to the Participant under this Plan are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (the “Excise Tax”), then the Company will pay to the Participant a tax gross-up payment with respect to such Excise Tax in an amount equal to the full amount allowable as a “tax gross-up payment” under Section 1.409A-3(i)(1)(v) the Regulations to be paid as soon as practicable within the payment period specified in such Section of the Regulations.

ARTICLE VII

VALUATION OF PERFORMANCE BONUS UNITS

Section 7.1             For all purposes of the Plan, the value of a Performance Bonus Unit on a date of grant pursuant to Section 3.1 or upon the date of a Change in Control pursuant to Section 6.1 shall mean the closing price for shares of Company common stock on the applicable date as reported on the NASDAQ or such other system as may supersede it, and, if no such price is reported for the day of grant, the value of a Performance Bonus Unit shall be determined by reference to such price on the next preceding day on which such price was reported.  If the Stock is listed on an established stock exchange or exchanges, the value of a Performance Bonus Unit shall be deemed to be the closing price for shares of Company common stock on the applicable date on such stock exchange or exchanges or, if no sale of Stock has been made on any stock exchange that day, the value of a Performance Bonus Unit shall be determined by reference to such price for the next preceding day on which a sale occurred.  In the event that no such price is available, then the value of a Performance Bonus Unit shall be determined by the Committee in good faith.

ARTICLE VIII

CHANGES IN CAPITAL AND CORPORATE STRUCTURE

Section 8.1             In the event of any change in the outstanding shares of common stock of the Company by reason of an issuance of additional shares, recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Committee shall proportionately adjust, in an equitable manner, the number of Performance Bonus Units held by Participants under the Plan.  The foregoing adjustment shall be made in a manner that will cause the relationship between the aggregate appreciation in outstanding common stock and earnings per share of the Company and the increase in value of each Performance Bonus Unit granted hereunder to remain unchanged as a result of the applicable transaction.

ARTICLE IX

NONTRANSFERABILITY

Section 9.1             Performance Bonus Units granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.  In the event of a Participant’s death, payment of any amount due under the Plan shall be made to the Participant’s Beneficiary.

ARTICLE X

WITHHOLDING

Section 10.1           The Company shall have the right to deduct from all amounts paid pursuant to the Plan any taxes required by law to be withheld with respect to such awards.

ARTICLE XI

VOTING AND DIVIDEND RIGHTS

Section 11.1            Except as provided under Section 8.1, no Participant shall be entitled to any voting rights, to receive any dividends, or to have his Account credited or increased as a result of any dividends or other distribution with respect to the common stock of the Company.

ARTICLE XII

CLAIMS

Section 12.1           If a claim for benefits under the Plan is denied, the Committee will provide a written notice of the denial setting forth the specific reasons for the denial, a description of any additional material or information necessary for a claimant to perfect a claim, an explanation of why such material or information is necessary and appropriate and information as to the steps to be taken for the claim to be submitted for review.  A claimant may request a review of a denial.  Such request should be submitted to the Committee in writing, within 60 days after receipt of the denial notice stating the reasons for requesting the review.  A claimant may review pertinent documents and submit issues and comments in writing.  A decision will be made on the review of the denial of a claim not later than 60 days after the Committee’s receipt of a request for review unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of a request for review, provided that the claimant is given written notice of the extension of time within the original 60 day period.  The decision on review will be in writing to claimant and shall include specific reasons for the decision.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.1            No employee or other person shall have any claim or right to be granted an award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

Section 13.2           The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any benefits hereunder.  No Participant or other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

Section 13.3           Notwithstanding the provisions of Section 13.2, the Company may in its discretion make contributions to a rabbi trust for the purpose of accumulating assets to satisfy its obligations hereunder; provided, however, that upon a Change in Control, the Company will make contributions to a rabbi trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date of the Change in Control.  For purposes of this Section 13.3, the term “Change in Control” will include (i) an announcement, including but not limited to, a press release, public statement, or filing with federal or state securities regulators, of a transaction that would constitute a Change in Control as defined in Section 1.3 herein and (ii) the execution of a definitive agreement expressing the intent to accomplish any consolidation, merger or other business combination involving the Company or the securities of the Company described in Section 1.3(b) herein.  At all times the assets of the rabbi trust shall remain subject to the general creditors of the Company.

Section 13.4            Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

ARTICLE XIV

AMENDMENT OF THE PLAN

Section 14.1           The board of directors of the Company may alter or amend the Plan from time to time without obtaining the approval of the stockholders of the Company.  No amendment to the Plan may alter, impair or reduce the number of Performance Bonus Units granted under the Plan prior to the effective date of such amendment or any vesting or payment provisions with respect thereto without the written consent of any affected Participant.

Section 14.2           To the extent applicable, the Bank desires and intends for the provisions of this Agreement to comply with the requirements of Section 409A of the Code, as amended; such that a Participant will not be subject to any additional tax, interest or penalty under Section 409A.  As provided above, notwithstanding the provisions of Section 14.1, the Bank reserves the right to amend or modify this Agreement in any manner to the extent necessary to meet the requirements of Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Bank deems appropriate or advisable.

Section 14.3           All expenses (including, without limitation, legal fees and expenses) incurred by the Executive in connection with, or in prosecuting or defending, any claim or controversy arising out of or relating to, this Agreement shall be paid by the Company, as incurred by Executive.

ARTICLE XV

EFFECTIVENESS AND TERMS OF PLAN

Section 15.1           The effective date of the Plan as originally adopted shall be May 19, 1997 and the effective date of the Plan as amended and restated shall be January 1, 2008  The Committee may at any time terminate the Plan.  Upon termination of the Plan, payments shall be made with respect to Performance Bonus Units granted prior to the date of termination.  In the event of an announcement, including but not limited to, a press release, public statement, or filing with federal or state securities regulators, of a transaction that would constitute a Change in Control, the Plan shall not be terminated without Participant approval prior to the consummation of the Change in Control.

IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed this 1st day of January, 2008.

TRUSTCO BANK CORP NY

By:	/s/ Robert J. McCormick

Title:	President and Chief Executive Officer